UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 21, 2006 (December 21, 2006)
Ennis, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

2441 Presidential Pkwy
Midlothian, Texas		76065

(Address of Principal		(Zip Code)
Executive Offices)
Registrant’s Telephone Number, Including Area Code: (972) 775-9801
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition. *
     On December 21, 2006, Ennis, Inc. issued a press release announcing its financial results for the three and nine months ended November 30, 2006 and declaration of a quarterly cash dividend of 15 1/2 per share payable to shareholders of record as of January 15, 2007. A copy of the press release is attached hereto as Exhibit 99.1.
* The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Description
99.1
Ennis, Inc. press release dated December 21, 2006 announcing its financial results for the three and nine months ended November 30, 2006 (furnished pursuant to Item 2.02 of Form 8-K) and declaration of quarterly cash dividend.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ennis, Inc.
Date: December 21, 2006	By:	/s/ Richard L. Travis, Jr.
Richard L. Travis, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1
Ennis, Inc. press release dated December 21, 2006 announcing its financial results for the three and nine months ended November 30, 2006 (furnished pursuant to Item 2.02 of Form 8-K) and declaration of quarterly cash dividend.